CONVERTIBLE PROMISSORY NOTE


$70,000                                                         October 1, 2000

         FOR VALUE RECEIVED, DOMINIX, INC., a Delaware corporation having an office at 142 West 36th Street, 2nd Floor, New York, NY 10018 (the "Company"), hereby promises to pay to RAY VAHAB (the "Holder") having an address at 345 East 93rd Street, Apt. 2-K, New York, New York 10128, on November 1, 2001, or earlier upon prepayment of this Note as provided herein, the principal sum of Seventy Thousand Dollars ($70,000), together with interest (computed on the basis of a 360-day year of twelve 30-day months and compounded monthly) on the unpaid balance at the rate of eight percent (8%) per annum, from the date hereof until the principal hereof and all interest thereon shall have been paid. The principal amount of this Note, and all accrued interest thereon, may be prepaid by the Company, without premium or penalty, at any time upon ten (10) days prior notice to the Holder. Upon any prepayment of this Note, all accrued but unpaid interest on the principal amount shall be paid to the Holder on the date of prepayment. All payments hereunder shall be applied first to interest then to principal. Payments of principal and interest are to be made in lawful money of the United States of America at the address of the Holder as set forth herein.

         Subject to and in compliance with the provisions hereof, the Holder may, on the due date hereof or on any prepayment date hereunder convert the outstanding principal balance of this Note as of such payment or prepayment date, and all interest accrued thereon to such date, into shares of the Common Stock, $.001 par value, of the Company (the "Common Stock"), as follows:

         (a) On the due date hereof or on any date on which notice of prepayment shall be given by the Company to the Holder (the "Conversion Date"), the Company shall provide the Holder with (i) the most recent annual report on Form 10-KSB and (ii) the most recent report on Form 10-QSB for the quarter ended immediately preceding the date on which any such prepayment may be made (the Form 10-KSB and Form 10-QSB are herein referred to collectively as the "SEC Filings").

         (b) Upon receipt of the SEC Filings the Holder, based upon the information set forth therein, and within thirty (30) days of such receipt, shall have the right to elect (i) to convert the principal balance of this Note, and all accrued interest outstanding on such payment or prepayment date into shares of the Common Stock at a conversion price equal to 70% of the average closing bid price per share of Common Stock for the five-day period prior to any such conversion, or (ii) receive payment or prepayment, as the case may be. Notice of such election (the "Notice of Election") shall be given by the Holder to the Company within such thirty (30) day period.

         In the event of a conversion by the Holder of the outstanding principal balance of this Note and accrued interest thereon into shares of the Common Stock, the Company will issue and deliver to the Holder, as soon as practical after the Company's receipt of the Notice of Election, a certificate evidencing the shares of Common Stock issuable upon conversion.

         If the Holder elects to convert less than the entire principal amount of this Note and interest accrued to the date of such conversion, the Company shall issue or cause to be issued and delivered to the Holder, at its expense, a new promissory note evidencing the outstanding amount of principal due hereunder after giving effect to the amount applied to the conversion, which such promissory note shall, except as to the principal amount thereof, be identical to this Note in all respects.

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         If the Company shall fail to make a payment of principal or interest when due and such failure shall continue for ten (10) days after notice of such failure; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed, unstayed or unbonded for a period of thirty (30) days or more; or if the Company, by any act or omission shall indicate consent to, approve or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall allow such custodianship, receivership, or trusteeship to continue undischarged, unstayed or unbonded for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of thirty (30) days after notice thereof by the Holder of this Note, then and in any such event, the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall be and become immediately due and payable.

         Anything contained in this Note to the contrary notwithstanding, in the event this Note is placed in default as a result of the Company's inability to pay the amounts due hereunder when due, the Company shall have the right to cure such default during the thirty (30) day period from its receipt of declaration of default.

         The undersigned waives presentment for payment, demand, protest and notice of protest and of non-payment.

         The failure or delay by the holder of this Note in exercising any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance. No course of dealing between the Company and the Holder hereof shall operate as a waiver of any right of the Holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate. Any such waiver must be in writing and signed by the Holder and the Company.

         Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by law; and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this Note. If at any time the interest rate under this Note would, but for the provision of the preceding sentence, exceed the maximum rate permitted by law, then the outstanding principal balance of this Note shall, on demand by the holder of this Note, become and be due and payable.

         All payments under this Note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed.

         This Note may be amended only by a written instrument executed by the Company and the Holder.

         All notices and other communications provided for herein shall be sent by registered or certified mail, return receipt requested, or by personal delivery or via a nationally recognized overnight courier to the Holder or the Company, at their respective addresses as set forth herein, or to such other address as to which either party may advise the other by notice given in accordance with this provision. All such notices shall be deemed given upon the earlier of receipt or within five (5) business days of mailing if receipt is refused.

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         The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto and shall in all respects be governed by, the laws of the State of New York. This Note shall be deemed a contract made under the laws of the State of New York to be fully performed therein, and the validity of this Note and all rights an liabilities hereunder shall be determined under the laws of said State without reference to the conflicts of laws provisions thereof.

         In the event that this Note is placed in the hands of an attorney for collection, or in the event that any action be instituted on this Note, or any action is taken with respect to a default hereunder, the Holder hereof shall be entitled to the payment by the Company of all expenses in connection therewith, including, without limitation, reasonable attorney fees.

         IN WITNESS WHEREOF, DOMINIX, INC. has caused this Convertible Promissory Note to be executed in its corporate name by its President, thereunto duly authorized.

         Dated: October 1, 2000

                                      DOMINIX, INC.

                                      By: /S/ Zahra S. Yamani
                                          --------------------------
                                          Zahra S. Yamani, President